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                                                                    EXHIBIT 21.1

                                  Subsidiaries

                      Name                                                      Jurisdiction of Organization
                      ----                                                      ----------------------------
         Palm Harbor Finance Corporation                                                Texas
         Palm Harbor G.P., Inc.                                                         Nevada
         Standard Casualty Company                                                      Texas
         Better Homes Systems, Inc.                                                     Washington
         Palm Harbor Investments, Inc.                                                  Nevada
         Palm Harbor Holding, Inc.                                                      Nevada
         Standard Insurance Agency, Inc.                                                Texas
         CountryPlace Mortgage, Ltd.                                                    Texas
         Palm Harbor Homes I, L.P.                                                      Texas
         First Home Mortgage Corporation                                                Georgia
         Palm Harbor Insurance Agency, Inc.                                             New Mexico
         Magic Living, Inc.                                                             Nevada
         Palm Harbor Marketing, Inc.                                                    Nevada
         Palm Harbor Manufacturing, L. P.                                               Texas
         Palm Harbor GenPar, L. L. C.                                                   Nevada
         Palm Harbor Insurance Agency of Florida, Inc.                                  Florida
         Palm Harbor Insurance Agency of Alabama, Inc.                                  Alabama
         Palm Harbor Insurance Agency of Tennessee, Inc.                                Tennessee
         Palm Harbor Insurance Agency of Delaware, Inc.                                 Delaware
         Palm Harbor Insurance Agency of Texas, Inc.                                    Texas